UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21311

PIMCO High Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway New York, New York		10019
(Address of principal executive offices)		(Zip code)

Lawrence G. Altadonna – 1633 Broadway New York, New York 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	March 31, 2015

Date of reporting period:	June 30, 2014

Item 1. Schedule of Investments

Schedule of Investments

PIMCO High Income Fund

June 30, 2014 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES - 44.4%

	Fannie Mae,
$54,453	2.50%, 9/25/27, CMO, IO	$5,632,618
8,420	3.00%, 5/25/32, CMO, IO	1,409,827
47,929	3.50%, 9/25/27 - 10/25/41, CMO, IO	7,500,450
7,777	4.00%, 5/25/20 - 11/25/42, CMO, IO	1,097,987
38,020	4.50%, 1/25/43 - 2/25/43, CMO, IO	9,344,075
9,392	5.898%, 11/25/36, CMO, IO (k)	1,287,843
2,908	5.998%, 9/25/42, CMO, IO (k)	703,771
68,382	6.048%, 6/25/42 - 10/25/42, CMO, IO (k)	12,505,628
11,468	6.098%, 8/25/41, CMO, IO (k)	2,180,567
19,883	6.398%, 5/25/42, CMO, IO (k)	3,946,481
85,654	6.448%, 10/25/43, CMO, IO (k)	18,867,214
451,092	6.518%, 10/25/17 - 1/25/18, IO (k)	46,490,403
14,922	6.528%, 1/25/37, CMO, IO (k)	2,578,477
4,980	6.548%, 1/25/35, CMO, IO (k)	706,432
2,071	9.696%, 10/25/41, CMO (b)(k)	2,182,390
221	10.00%, 1/25/34, CMO (b)(k)	277,442
27,325	11.595%, 8/25/43, CMO (b)(h)(k)	29,282,894
5,239	15.392%, 5/25/43, CMO (b)(k)	5,972,808
23,038	15.396%, 3/25/43 - 5/25/43, CMO (b)(k)	25,322,311
10,569	20.016%, 11/25/43, CMO (b)(k)	12,267,238
	Freddie Mac, CMO,
5,475	2.50%, 7/15/42, IO	755,078
95,559	3.00%, 12/15/42, IO	20,110,748
34,812	3.50%, 12/15/26 - 1/15/43, IO	6,627,975
7,341	4.00%, 8/15/20 - 8/15/42, IO	1,227,570
1,934	4.50%, 10/15/37, IO	264,116
3,489	5.00%, 6/15/33, IO (k)	598,041
2,219	5.848%, 8/15/42, IO (k)	480,912
2,352	5.948%, 7/15/35, IO (k)	364,098
49,748	5.998%, 10/15/42, IO (k)	10,095,481
10,726	6.048%, 9/15/41 - 2/15/42, IO (k)	2,000,456
68,292	6.348%, 4/15/42, IO (k)	14,851,137
44,414	6.388%, 2/15/42, IO (k)	8,665,288
14,095	6.468%, 11/15/36, IO (k)	2,330,171
44,049	6.498%, 2/15/41 - 5/15/41, IO (k)	8,198,246
6,526	6.548%, 7/15/42, IO (k)	1,517,783
1,401	6.988%, 8/15/36, IO (k)	264,366
11,683	8.557%, 12/15/40 (b)(k)	11,370,239
25,326	9.556%, 1/15/41 (b)(h)(k)	25,621,495
32,153	9.698%, 11/15/40 (b)(h)(k)	33,896,605
22,378	11.464%, 12/15/40 - 8/15/43 (b)(k)	23,628,727
103,771	11.597%, 12/15/43 (b)(h)(k)	109,934,268
34,328	11.597%, 12/15/43 - 3/15/44 (b)(k)	35,769,735
31,479	11.729%, 4/15/43 (b)(h)(k)	34,782,524
20,581	11.862%, 7/15/36 (b)(h)(k)	21,929,079
104	12.697%, 5/15/33 (b)(k)	123,162
	Ginnie Mae, CMO,
41,206	3.50%, 1/20/42 - 3/20/43, IO	6,149,698
50,709	4.00%, 3/20/42 - 3/20/43, IO	8,209,222
93,919	4.50%, 1/20/36 - 7/20/42, IO	19,562,036
818	5.00%, 9/20/42, IO	172,993
6,502	5.977%, 10/20/41, IO (k)	938,246
125,895	5.997%, 10/20/41, IO (k)	19,527,789
8,738	6.048%, 10/16/42, IO (k)	1,566,295
30,515	6.097%, 2/20/42, IO (k)	5,317,374
7,217	6.497%, 1/20/41, IO (k)	1,451,184
12,685	6.548%, 5/16/42, IO (k)	2,610,482
3,737	7.227%, 11/20/36, IO (k)	732,376
51,389	8.463%, 4/20/39 (b)(h)(k)	59,267,117
60,834	8.596%, 8/20/39 (b)(h)(k)	69,748,187
15,000	9.197%, 2/16/41 (b)(k)	16,282,212
3,121	11.592%, 2/20/44 (b)(k)	3,276,165
5,454	11.597%, 1/16/44 (b)(k)	5,612,911
7,364	12.00%, 12/20/39 (b)(e)(k)	7,791,051
3,406	13.27%, 12/20/39 (b)(k)	3,607,582
3,857	13.28%, 12/20/39 (b)(e)(k)	4,120,325
6,055	13.43%, 12/20/39 (b)(k)	6,432,511
10,023	14.541%, 12/20/40 (b)(k)	12,831,037
7,147	20.017%, 12/16/43 (b)(k)	7,823,424
Total U.S. Government Agency Securities (cost-$809,782,572)		827,994,373

CORPORATE BONDS & NOTES - 21.5%

Airlines - 0.0%
3,930	American Airlines Pass-Through Trust, 10.18%, 1/2/13 (b)(d)(e)	39,295

Auto Manufacturers - 0.6%
9,100	Ford Motor Co., 7.70%, 5/15/97 (h)	10,876,748

Banking - 6.9%
€16,000	Banco Popular Espanol S.A., 11.50%, 10/10/18 (f)	26,454,882
$10,700	Barclays Bank PLC, 7.625%, 11/21/22 (h)	12,198,000
	Barclays PLC (f),
€3,000	8.00%, 12/15/20	4,494,044
$2,000	8.25%, 12/15/18	2,124,000
5,000	BPCE S.A., 12.50%, 9/30/19 (a)(b)(c)(f)(h)(i) (acquisition cost - $6,412,500; purchased 3/12/14)	6,900,000
3,000	Citigroup, Inc., 6.125%, 8/25/36 (h)	3,459,222
4,000	Credit Agricole S.A., 7.875%, 1/23/24 (f)	4,375,000
	LBG Capital No. 1 PLC,
€1,885	7.375%, 3/12/20 (h)	2,816,272
$2,000	8.50%, 12/17/21 (a)(c)(f)	2,213,596
	LBG Capital No. 2 PLC,
£284	9.00%, 12/15/19	516,415
5,500	9.125%, 7/15/20	9,949,034
$30,800	Lloyds Bank PLC, 12.00%, 12/16/24 (a)(b)(c)(f)(h)(i) (acquisition cost - $32,316,500; purchased 8/3/10 - 2/28/12)	44,968,000
7,500	Sberbank of Russia Via SB Capital S.A., 6.125%, 2/7/22 (a)(c)(h)	8,053,125
		128,521,590
Chemicals - 0.2%
€2,000	Perstorp Holding AB, 9.00%, 5/15/17	3,012,461

Diversified Financial Services - 5.6%
$27,410	AGFC Capital Trust I, 6.00%, 1/15/67 (converts to FRN on 1/15/17) (a)(c)(h)	23,709,650
5,300	Ally Financial, Inc., 6.25%, 12/1/17 (h)	5,936,000
€13,300	GMAC International Finance BV, 7.50%, 4/21/15	19,135,755
$8,462	GSPA Monetization Trust, 6.422%, 10/9/29 (a)(b)(c)(h)(i) (acquisition cost - $8,361,182; purchased 9/23/13)	8,782,583
18,000	International Lease Finance Corp., 6.98%, 10/15/18 (e)(k)	18,029,557
28,300	Rio Oil Finance Trust, 6.25%, 7/6/24 (a)(b)(c)(h)(i) (acquisition cost - $28,299,434; purchased 6/12/14)	29,753,998
		105,347,543
Electric Utilities - 0.2%
3,820	Bruce Mansfield Unit, 6.85%, 6/1/34 (h)	4,202,265
337	GenOn REMA LLC, 9.237%, 7/2/17	355,472
		4,557,737
Home Builders - 1.0%
20,794	Hampton Roads PPV LLC, 6.621%, 6/15/53 (a)(b)(c)(e)(i) (acquisition cost - $17,548,130; purchased 2/11/14)	18,639,370

Insurance - 1.5%
2,518	American International Group, Inc., 6.25%, 3/15/87 (converts to FRN on 3/15/37) (h)	2,829,602
25,000	Doctors Co., 6.50%, 10/15/23 (a)(c)(h)	25,543,075
		28,372,677
Iron/Steel - 0.3%
4,500	GTL Trade Finance, Inc., 7.25%, 4/16/44 (a)(c)(h)	4,752,000

Media - 1.2%
	Numericable Group S.A. (a)(c)(h),
1,900	6.00%, 5/15/22	1,978,375
18,900	6.25%, 5/15/24	19,750,500
		21,728,875
Oil, Gas & Consumable Fuels - 0.4%
5,700	Anadarko Petroleum Corp., 7.00%, 11/15/27 (h)	6,753,155
337	CGG S.A., 7.75%, 5/15/17	342,897
		7,096,052
Real Estate - 0.4%
4,996	Midwest Family Housing LLC, 6.631%, 1/1/51 (CIFG) (a)(b)(c)(e)(i) (acquisition cost - $4,016,470; purchased 9/25/12)	3,907,802
4,735	Tri-Command Military Housing LLC, 5.383%, 2/15/48 (NPFGC) (a)(b)(c)(i) (acquisition cost - $3,993,906; purchased 9/19/12)	4,201,721
		8,109,523

Telecommunications - 1.5%
1,122	CenturyLink, Inc., 7.20%, 12/1/25 (h)	1,180,905
15,200	Mountain States Telephone & Telegraph Co., 7.375%, 5/1/30 (h)	17,288,106
€6,000	Telefonica Europe BV, 6.50%, 9/18/18 (f)	9,069,012
		27,538,023
Transportation - 1.7%
£17,500	Russian Railways via RZD Capital PLC, 7.487%, 3/25/31 (h)	32,195,709
Total Corporate Bonds & Notes (cost-$350,686,443)		400,787,603

MUNICIPAL BONDS - 17.0%

California - 6.0%
$2,000	Anaheim Redev. Agcy., Tax Allocation, GO, 6.506%, 2/1/31, Ser. D (AGM)	2,226,160
1,100	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 6.487%, 11/1/41, Ser. D	1,335,026
35,500	Contra Costa Community College Dist., GO, 6.504%, 8/1/34	42,501,665
	Golden State Tobacco Securitization Corp. Rev.,
200	5.00%, 6/1/35, Ser. A (FGIC)	206,308
4,200	5.75%, 6/1/47, Ser. A-1	3,340,344
3,425	Long Beach Redev. Agcy., Tax Allocation, 8.36%, 8/1/40	3,663,414
6,665	Los Angeles Department of Water & Power Rev., 7.003%, 7/1/41	7,657,418
15,100	Oakland Unified School Dist., Alameda Cnty., GO, 9.50%, 8/1/34	17,833,402
1,500	Sacramento Cnty. Rev., 7.25%, 8/1/25	1,747,680
	San Diego Redev. Agcy., Tax Allocation, Ser. A,
7,500	7.625%, 9/1/30	8,031,600
6,500	7.75%, 9/1/40	6,941,870
305	San Diego Tobacco Settlement Funding Corp. Rev., 7.125%, 6/1/32	300,883
6,000	State, GO, 7.70%, 11/1/30	7,406,760
7,070	State Public Works Board Rev., 8.00%, 3/1/35, Ser. A-2	8,438,045
		111,630,575
Colorado - 0.1%
1,000	Upper Eagle Regional Water Auth. Rev., 6.518%, 12/1/39, Ser. B	1,081,480

District of Columbia - 0.5%
7,500	District of Columbia Howard Univ. Rev., 7.625%, 10/1/35, Ser. B	8,546,250

Georgia - 0.1%
1,665	Municipal Electric Auth. of Georgia Rev., 7.055%, 4/1/57	1,890,075

Illinois - 2.8%
	Chicago, GO,
11,000	6.257%, 1/1/40, Ser. D	11,126,940
34,805	7.517%, 1/1/40, Ser. B	41,564,479
		52,691,419
Nebraska - 1.1%
18,500	Public Power Generation Agcy. Rev., 7.242%, 1/1/41	20,966,605

Nevada - 1.3%
20,000	Las Vegas Valley Water Dist., GO, 7.263%, 6/1/34	21,730,000
3,900	North Las Vegas, GO, 6.572%, 6/1/40	3,332,823
		25,062,823
New Jersey - 0.0%
700	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	521,248

New York - 0.2%
3,825	Erie Tobacco Asset Securitization Corp. Rev., 6.00%, 6/1/28, Ser. E	3,555,491

Ohio - 1.1%
20,000	Princeton City School Dist., GO, 6.39%, 12/1/47, Ser. C	20,249,400

Pennsylvania - 2.6%
8,800	Economic Dev. Financing Auth. Rev., 6.532%, 6/15/39, Ser. B	10,034,288
5,115	Northampton Cnty. General Purpose Auth. Rev., 5.902%, 11/1/53, Ser. B	5,321,032
	School Dist. of Philadelphia, GO,
7,000	6.615%, 6/1/30	7,262,430
25,000	6.765%, 6/1/40	26,105,750
		48,723,500
Texas - 0.4%
7,535	El Paso Downtown Dev. Corp. Rev., 7.25%, 8/15/43 (b)	8,144,958

Washington - 0.5%
8,000	Spokane Cnty. Wastewater System Rev., 6.474%, 12/1/29	9,026,240

Wisconsin - 0.3%
5,690	Green Bay Redev. Auth. Rev., 6.15%, 6/1/43 (b)	6,037,943
Total Municipal Bonds (cost-$295,818,107)		318,128,007

MORTGAGE-BACKED SECURITIES - 12.5%

7,184	Alternative Loan Trust, 6.00%, 8/25/36, CMO	6,548,478
1,407	American Home Mortgage Assets Trust, 6.25%, 6/25/37, CMO	965,245
	Banc of America Alternative Loan Trust, CMO,
15,436	5.448%, 6/25/46, IO (k)	2,225,017
6,868	6.00%, 3/25/36	5,193,204
122	6.00%, 6/25/46 (k)	104,195
1,096	Banc of America Funding Trust, 6.00%, 7/25/37, CMO	846,223
47	Banc of America Mortgage Trust, 2.694%, 2/25/36, CMO (k)	40,746
	BCAP LLC Trust, CMO (a)(c),
3,606	5.208%, 3/26/37 (k)	1,262,226
9,004	13.50%, 10/26/36	7,330,827
8,896	14.369%, 9/26/36	7,702,590
3,133	17.086%, 6/26/36 (k)	849,686
	Bear Stearns Adjustable Rate Mortgage Trust, CMO (k),
645	2.936%, 5/25/47	551,704
261	5.184%, 11/25/34	257,896
	Chase Mortgage Finance Trust, CMO,
43	2.519%, 12/25/35 (k)	39,699
14	5.50%, 5/25/36	13,138
251	5.647%, 9/25/36 (k)	231,604
7,854	CHL Mortgage Pass-Through Trust, 5.198%, 12/25/36, CMO, IO (k)	1,082,676
	Citigroup Mortgage Loan Trust, Inc., CMO,
289	2.747%, 7/25/37 (k)	260,507
169	3.684%, 7/25/46 (k)	138,201
1,505	5.72%, 8/25/37 (k)	1,298,069
4,971	6.50%, 9/25/36 (a)(c)	3,708,421
	CitiMortgage Alternative Loan Trust, CMO,
951	6.00%, 12/25/36	833,313
272	6.00%, 6/25/37	233,395
	Countrywide Alternative Loan Trust, CMO,
610	0.402%, 12/25/35 (k)	753,512
566	2.664%, 2/25/37 (k)	506,116
1,819	3.465%, 7/25/46 (k)	1,718,642
10,858	4.848%, 4/25/35, IO (k)	1,253,623
964	5.112%, 7/25/21 (k)	926,398
529	5.50%, 3/25/36	435,549
4,560	6.00%, 3/25/36	3,880,112
8,579	6.00%, 5/25/36	7,075,167
405	6.00%, 11/25/36	344,998
9,979	6.00%, 2/25/37	7,799,661
8,034	6.00%, 3/25/37	6,600,248
10,298	6.00%, 5/25/37	8,617,519
3,386	6.00%, 2/25/47	2,712,442
5,422	6.25%, 12/25/36 (k)	4,540,692
482	6.25%, 8/25/37	399,530
1,587	6.50%, 6/25/36	1,268,042
8,959	6.50%, 9/25/37	7,343,184
12,016	6.50%, 11/25/37	10,229,239
	Countrywide Home Loan Mortgage Pass-Through Trust, CMO,
946	2.514%, 9/20/36 (k)	704,107
108	2.666%, 9/25/47 (k)	96,740
2,388	5.75%, 6/25/37	2,206,201
575	6.00%, 4/25/37	528,631
8,957	6.00%, 5/25/37	7,827,794
4,137	6.00%, 7/25/37	3,545,561
2,401	6.25%, 9/25/36	2,122,302
3,739	Credit Suisse First Boston Mortgage Securities Corp., 6.00%, 1/25/36, CMO	2,967,835
	Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust, CMO,
5,864	5.863%, 2/25/37 (k)	3,215,273
2,018	6.50%, 10/25/21	1,810,665
2,446	Deutsche ALT-B Securities Mortgage Loan Trust, 5.945%, 2/25/36, CMO	1,996,605
3,564	First Horizon Alternative Mortgage Securities Trust, 6.00%, 5/25/36, CMO	3,050,279
1,990	GMAC Commercial Mortgage Asset Corp., 6.107%, 8/10/52 (a)(b)(c)(i) (acquisition cost - $2,084,165; purchased 6/27/14)	2,084,165
	Harborview Mortgage Loan Trust, CMO (k),
850	2.471%, 8/19/36	625,631
65	4.882%, 8/19/36	60,646
3,777	IndyMac Index Mortgage Loan Trust, 2.849%, 5/25/37, CMO (k)	2,668,039
13,183	JPMorgan Alternative Loan Trust, 2.585%, 3/25/37, CMO (k)	10,397,013
	JPMorgan Mortgage Trust, CMO,
577	2.644%, 1/25/37 (k)	507,719
592	5.75%, 1/25/36	552,558
36,455	6.468%, 1/25/37, IO (k)	7,652,970

205	Merrill Lynch Mortgage-Backed Securities Trust, 3.049%, 4/25/37, CMO (k)	174,602
2,959	Morgan Stanley Mortgage Loan Trust, 6.00%, 10/25/37, CMO	2,423,206
9,800	RBSSP Resecuritization Trust, 49.921%, 6/26/37, CMO (a)(c)(k)	5,951,501
	Residential Accredit Loans, Inc., CMO,
7,054	6.00%, 4/25/36	5,868,636
3,015	6.00%, 6/25/36	2,464,039
7,230	6.00%, 12/25/36	5,737,617
2,684	6.50%, 7/25/37	2,269,825
	Residential Asset Securitization Trust, CMO,
1,567	6.00%, 9/25/36	1,052,602
956	6.25%, 10/25/36	809,553
6,965	6.25%, 9/25/37	4,835,170
1,136	6.50%, 8/25/36	799,663
3,759	Residential Funding Mortgage Securities I, 6.25%, 8/25/36, CMO	3,445,656
110	Sequoia Mortgage Trust, 2.366%, 1/20/47, CMO (k)	96,201
	Structured Adjustable Rate Mortgage Loan Trust, CMO (k),
1,264	2.77%, 4/25/47	1,021,863
331	5.052%, 1/25/36	256,293
	WaMu Mortgage Pass-Through Certificates, CMO (k),
205	1.85%, 1/25/37	182,219
178	1.947%, 4/25/37	156,464
1,655	2.049%, 11/25/36	1,466,919
134	2.054%, 12/25/36	117,560
366	2.193%, 2/25/37	305,602
399	2.311%, 2/25/37	341,389
280	2.776%, 5/25/37	239,126
	Washington Mutual Mortgage Pass-Through Certificates, CMO,
231	0.883%, 4/25/47 (k)	10,347
8,753	6.00%, 7/25/36	6,788,704
13,979	6.00%, 6/25/37	11,771,480
11,262	6.50%, 3/25/36	8,020,693
18,643	6.528%, 4/25/37, IO (k)	4,721,807
166	Wells Fargo Mortgage-Backed Securities Trust, 2.702%, 9/25/36, CMO (k)	156,486
Total Mortgage-Backed Securities (cost-$219,255,126)		234,227,691

ASSET-BACKED SECURITIES - 2.3%

2,852	Argent Securities, Inc. Asset-Backed Pass-Through Certificates, 0.382%, 1/25/36 (k)	1,923,625
13,700	Countrywide Asset-Backed Certificates, 5.255%, 7/25/36	9,518,007
3,131	GSAA Home Equity Trust, 5.772%, 11/25/36 (k)	1,947,958
	GSAA Trust,
4,865	5.80%, 3/25/37	2,769,712
3,480	5.917%, 3/25/37 (k)	1,824,731
9,491	5.983%, 3/25/37	5,875,862
3,845	JPMorgan Mortgage Acquisition Trust, 4.964%, 1/25/37	3,067,793
	Morgan Stanley Mortgage Loan Trust,
1,036	5.75%, 11/25/36 (k)	574,248
11,643	5.965%, 9/25/46	8,039,962
2,052	6.25%, 7/25/47 (k)	1,537,106
8,942	Renaissance Home Equity Loan Trust, 6.998%, 9/25/37	5,971,261
364	Washington Mutual Asset-Backed Certificates, 0.302%, 5/25/36 (k)	248,163
Total Asset-Backed Securities (cost-$39,811,717)		43,298,428

Shares
PREFERRED STOCK - 1.7%

Banking - 0.7%
455,000	GMAC Capital Trust I, 8.125%, 2/15/16, Ser. 2 (j)	12,421,500

Diversified Financial Services - 1.0%
15,400	Farm Credit Bank, 10.00%, 12/15/20, Ser. 1 (f)	18,686,938
Total Preferred Stock (cost-$30,616,425)		31,108,438

Principal Amount (000s)
SHORT-TERM INVESTMENTS - 0.6%

Repurchase Agreements - 0.6%
$10,400	Morgan Stanley & Co., Inc., dated 6/30/14, 0.15%, due 7/1/14, proceeds $10,400,043; collateralized by U.S. Treasury Bonds, 3.125%, due 2/15/42, valued at $10,627,092 including accrued interest (cost-$10,400,000)	10,400,000

U.S. Treasury Obligations - 0.0%
260	U.S. Treasury Bills, 0.03%, 8/21/14 (g)(l) (cost-$259,989)	259,989
Total Short-Term Investments (cost-$10,659,989)		10,659,989

Total Investments (cost-$1,756,630,379) (m)-100.0%		$1,866,204,529

Notes to Schedule of Investments:

*                 Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps are valued at the price determined by the relevant exchange.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Pacific Investment Management Company LLC (the “Sub-Adviser”). The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Benchmark pricing procedures are used as the basis for setting the base price of a fixed-income security and for subsequently adjusting the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. The validity of the fair value is reviewed by the Sub-Adviser on a periodic basis and may be amended as the availability of market data indicates a material change.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premium or discount based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material. The Fund’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

(a)         Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $232,043,211, representing 12.4% of total investments.

(b)         Illiquid.

(c)          144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)         In default.

(e)          Fair-Valued—Securities with an aggregate value of $52,527,400, representing 2.8% of total investments.

(f)           Perpetual maturity. The date shown, if any, is the next call date.  For Corporate Bonds & Notes the interest rate is fixed until the first call date and variable thereafter.

(g)          All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(h)         All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.

(i)             Restricted. The aggregate acquisition cost of such securities is $103,032,287. The aggregate value is $119,237,639, representing 6.4% of total investments.

(j)            Dividend rate is fixed until the first call date and variable thereafter.

(k)         Variable or Floating Rate Security—Securities with an interest rate that changes periodically.  The interest rate disclosed reflects the rate in effect on June 30, 2014.

(l)             Rates reflect the effective yields at purchase date.

(m)     At June 30, 2014, the cost basis of portfolio securities of $1,756,630,379 was substantially the same for both federal income tax and book purposes. Gross unrealized appreciation was $121,567,743; gross unrealized depreciation was $11,993,593; and net unrealized appreciation was $109,574,150.

(n)         Credit default swap agreements outstanding at June 30, 2014:

OTC sell protection swap agreements(1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s)(3)	Credit Spread(2)	Termination Date	Payments Received	Value(4)	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Bank:
Mexico Government International Bond	$5,000	1.12%	6/20/24	1.00%	$(50,378)	$(139,637)	$89,259
Citigroup:
Mexico Government International Bond	10,000	1.12%	6/20/24	1.00%	(100,757)	(304,091)	203,334
HSBC Bank:
Mexico Government International Bond	10,000	1.12%	6/20/24	1.00%	(100,756)	(295,829)	195,073
Morgan Stanley:
Mexico Government International Bond	25,000	0.63%	6/20/19	1.00%	449,229	171,438	277,791
					$197,338	$(568,119)	$765,457

(1)         If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

(2)         Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year/period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)         This represents the maximum potential amount the Fund could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)         The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at June 30, 2014 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement have been closed/sold as of the period end.  Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)         Interest rate swap agreements outstanding at June 30, 2014:

OTC swap agreements:

	Notional		Rate Type			Upfront
Swap Counterparty	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Premiums Paid (Received)	Unrealized Appreciation
Bank of America	$404,700	7/15/19	3-Month USD-LIBOR	2.10%	$1,913,426	$239,096	$1,674,330
Morgan Stanley	1,000,000	8/20/19	3-Month USD-LIBOR	1.90%	2,042,569	(296,428)	2,338,997
Morgan Stanley	MXN560,000	4/5/34	3-Month USD-LIBOR	7.58%	3,219,536	(8,991)	3,228,527
Nomura Global Financial Products	$404,500	7/15/19	3-Month USD-LIBOR	2.10%	1,912,481	353,621	1,558,860
					$9,088,012	$287,298	$8,800,714

Centrally cleared swap agreements:

	Notional		Rate Type			Unrealized
Broker (Exchange)	Amount (000s)	Termination Date	Payments Made	Payments Received	Value	Appreciation (Depreciation)
Goldman Sachs (CME)	$700,000	9/17/43	3.75%	3-Month USD-LIBOR	$(56,144,949)	$(14,304,876)
Goldman Sachs (CME)	700,000	6/19/44	3-Month USD-LIBOR	3.50%	27,449,168	38,110,960
					$(28,695,781)	$23,806,084

(p)         Forward foreign currency contracts outstanding at June 30, 2014:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value June 30, 2014	Unrealized Appreciation (Depreciation)
Purchased:
224,750 Brazilian Real settling 7/2/14	Bank of America	$100,000	$101,720	$1,720
449,350 Brazilian Real settling 7/2/14	BNP Paribas	200,000	203,372	3,372
584,270 Brazilian Real settling 7/2/14	BNP Paribas	265,275	264,435	(840)
1,033,620 Brazilian Real settling 8/4/14	BNP Paribas	460,348	463,434	3,086
1,801,672 Brazilian Real settling 7/2/14	JPMorgan Chase	804,857	815,421	10,564
359,520 Brazilian Real settling 7/2/14	UBS	160,001	162,716	2,715
1,442,152 Brazilian Real settling 7/2/14	UBS	654,779	652,705	(2,074)
8,796,000 British Pound settling 7/2/14	Bank of America	14,930,630	15,053,473	122,843
747,000 British Pound settling 7/2/14	JPMorgan Chase	1,253,694	1,278,416	24,722
3,190,000 Euro settling 7/2/14	Bank of America	4,334,345	4,368,068	33,723
3,070,000 Euro settling 7/2/14	Barclays Bank	4,164,510	4,203,752	39,242
21,476,000 Euro settling 7/2/14	Credit Suisse First Boston	29,285,188	29,407,093	121,905
386,000 Euro settling 7/2/14	Deutsche Bank	523,416	528,550	5,134
771,000 Euro settling 7/2/14	HSBC Bank	1,044,979	1,055,731	10,752
625,000 Euro settling 8/5/14	JPMorgan Chase	849,789	855,922	6,133
971,000 Euro settling 7/2/14	Morgan Stanley	1,322,988	1,329,591	6,603
2,868,000 Euro settling 7/2/14	National Australia Bank Ltd.	3,897,413	3,927,153	29,740
659,722,000 Mexican Peso settling 8/25/14	Citigroup	49,965,691	50,664,076	698,385
Sold:
224,750 Brazilian Real settling 7/2/14	Bank of America	102,043	101,720	323
1,033,620 Brazilian Real settling 7/2/14	BNP Paribas	464,548	467,807	(3,259)
1,801,672 Brazilian Real settling 7/2/14	JPMorgan Chase	818,013	815,421	2,592
1,801,672 Brazilian Real settling 8/4/14	JPMorgan Chase	797,535	807,798	(10,263)
1,801,672 Brazilian Real settling 7/2/14	UBS	800,317	815,421	(15,104)
8,796,000 British Pound settling 8/5/14	Bank of America	14,926,812	15,049,481	(122,669)
9,543,000 British Pound settling 7/2/14	BNP Paribas	16,068,847	16,331,888	(263,041)
1,300,000 Euro settling 6/15/15	Bank of America	1,767,519	1,783,274	(15,755)
3,073,000 Euro settling 6/13/16	Bank of America	4,202,452	4,245,405	(42,953)
625,000 Euro settling 6/27/16	Bank of America	860,515	863,692	(3,177)
747,000 Euro settling 6/15/15	Barclays Bank	1,014,881	1,024,696	(9,815)
692,000 Euro settling 6/27/16	Barclays Bank	951,535	956,280	(4,745)
594,000 Euro settling 6/15/15	BNP Paribas	805,577	814,819	(9,242)
20,396,000 Euro settling 8/5/14	Credit Suisse First Boston	27,825,854	27,931,821	(105,967)
14,231,000 Euro settling 4/21/15	Credit Suisse First Boston	19,293,664	19,513,016	(219,352)
1,080,000 Euro settling 6/15/15	Credit Suisse First Boston	1,465,860	1,481,489	(15,629)
386,000 Euro settling 6/13/16	Deutsche Bank	528,511	533,266	(4,755)
32,107,000 Euro settling 7/2/14	Goldman Sachs	43,972,334	43,964,124	8,210
625,000 Euro settling 7/2/14	JPMorgan Chase	849,688	855,813	(6,125)
971,000 Euro settling 6/13/16	Morgan Stanley	1,335,465	1,341,454	(5,989)
755,000 Euro settling 6/15/15	National Australia Bank Ltd.	1,026,724	1,035,670	(8,946)
1,067,000 Euro settling 6/13/16	National Australia Bank Ltd.	1,462,110	1,474,080	(11,970)
1,046,000 Euro settling 6/27/16	National Australia Bank Ltd.	1,439,196	1,445,475	(6,279)
				$243,815

(q)         At June 30, 2014, the Fund held $17,019,000 in cash as collateral and pledged cash collateral of $955,000 for derivative contracts. Cash collateral held may be invested in accordance with the Fund’s investment strategy.

(r)            Open reverse repurchase agreements at June 30, 2014:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
Barclays Bank	0.40%	6/10/14	7/15/14	$13,500,149	$13,497,000
	0.40	6/25/14	7/25/14	2,721,181	2,721,000
	0.55	6/10/14	7/15/14	21,622,935	21,616,000
	0.55	6/16/14	7/16/14	5,739,315	5,738,000
	0.67	6/12/14	7/14/14	27,757,807	27,748,208
Credit Suisse First Boston	0.69	5/2/14	7/16/14	2,240,927	2,238,357
Deutsche Bank	0.55	6/24/14	7/25/14	9,236,988	9,236,000
	0.55	6/26/14	7/23/14	42,055,212	42,052,000
Morgan Stanley	0.45	6/16/14	7/18/14	10,877,039	10,875,000
	0.45	6/25/14	7/25/14	5,373,403	5,373,000
	0.48	5/30/14	7/1/14	9,583,087	9,579,000
	0.48	6/2/14	7/1/14	16,314,306	16,308,000
	0.48	6/23/14	7/23/14	10,385,108	10,384,000
	0.48	6/25/14	7/25/14	7,920,634	7,920,000
	0.48	6/30/14	7/30/14	25,762,000	25,762,000
Royal Bank of Canada	0.50	6/2/14	7/2/14	25,581,299	25,571,000
	0.50	6/9/14	7/11/14	20,112,144	20,106,000
	0.50	6/10/14	7/2/14	17,192,013	17,187,000
	0.50	6/12/14	7/17/14	13,125,463	13,122,000
	0.50	6/13/14	7/16/14	51,175,791	51,163,000
	0.50	6/26/14	7/22/14	20,380,415	20,379,000
	0.50	6/27/14	7/29/14	80,425,468	80,421,000
	0.50	6/30/14	7/29/14	33,008,282	33,008,000
	0.50	6/30/14	7/30/14	42,444,000	42,444,000
UBS	0.38	6/20/14	7/7/14	27,007,135	27,004,000
	0.45	6/2/14	7/2/14	9,452,425	9,449,000
	0.45	6/18/14	7/23/14	13,459,187	13,457,000
	0.45	6/26/14	7/25/14	12,808,801	12,808,000
	0.45	6/30/14	7/30/14	9,088,000	9,088,000
					$586,254,565

(s)           The weighted average daily balance of reverse repurchase agreements during the three months ended June 30, 2014 was $380,118,587, at a weighted average interest rate of 0.46%. Total value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral) for open reverse repurchase agreements at June 30, 2014 was $676,383,547.

At June 30, 2014, the Fund held $744,453, in principal value of U.S. Treasury Obligations and $2,866,340 in Corporate Bonds and $120,000 in cash as collateral for open reverse repurchase agreements. Cash collateral held may be invested in accordance with the Fund’s investment strategy. Securities held as collateral will not be pledged and are not reflected in the Schedule of Investments.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•                  Level 1 — quoted prices in active markets for identical investments that the Fund has the ability to access

•                  Level 2 — valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs

•                  Level 3 — valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the three months ended June 30, 2014 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to the fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities within Level 2 and Level 3, in accordance with U.S. Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps and the next coupon reset date. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — Credit default swaps traded over-the-counter (“OTC”) are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable, the values of credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

A summary of the inputs used at June 30, 2014 in valuing the Fund’s assets and liabilities is listed below (refer to the Schedule of Investments and Notes to Schedule of Investments for more detailed information on Investments in Securities and Other Financial Instruments):

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 6/30/14
Investments in Securities - Assets
U.S. Government Agency Securities	$—	$816,082,997	$11,911,376	$827,994,373
Corporate Bonds & Notes:
Airlines	—	—	39,295	39,295
Diversified Financial Services	—	78,535,403	26,812,140	105,347,543
Electric Utilities	—	—	4,557,737	4,557,737
Home Builders	—	—	18,639,370	18,639,370
Real Estate	—	4,201,721	3,907,802	8,109,523
All Other	—	264,094,135	—	264,094,135
Municipal Bonds	—	318,128,007	—	318,128,007
Mortgage-Backed Securities	—	234,227,691	—	234,227,691
Asset-Backed Securities	—	43,298,428	—	43,298,428
Preferred Stock:
Banking	12,421,500	—	—	12,421,500
Diversified Financial Services	—	18,686,938	—	18,686,938
Short-Term Investments	—	10,659,989	—	10,659,989
	12,421,500	1,787,915,309	65,867,720	1,866,204,529
Other Financial Instruments* - Assets
Credit Contracts	—	765,457	—	765,457
Foreign Exchange Contracts	—	1,131,764	—	1,131,764
Interest Rate Contracts	—	46,911,674	—	46,911,674
	—	48,808,895	—	48,808,895
Other Financial Instruments* - Liabilities
Foreign Exchange Contracts	—	(887,949)	—	(887,949)
Interest Rate Contracts	—	(14,304,876)	—	(14,304,876)
	—	(15,192,825)	—	(15,192,825)
Totals	$12,421,500	$1,821,531,379	$65,867,720	$1,899,820,599

At June 30, 2014, there were no transfers between Levels 1 and 2.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended June 30, 2014, was as follows:

	Beginning Balance 3/31/14	Purchases	Sales	Accrued Discount (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 6/30/14
Investments in Securities - Assets
U.S. Government Agency Securities	$11,235,566	$11,757,492	$(1,178,390)	$(146)	$(14,725)	$139,778	$—	$(10,028,199)	$11,911,376
Corporate Bonds & Notes:
Airlines	4,955,491	19,105	(1,744,422)†	—	—	(3,190,879)	—	—	39,295
Diversified Financial Services	26,733,737	—	(41,092)	174,235	478	(55,218)	—	—	26,812,140
Electric Utilities	338,626	—	—	(524)	—	17,370	4,202,265	—	4,557,737
Home Builders	17,846,177	—	(100,000)	3,204	15,591	874,398	—	—	18,639,370
Real Estate	3,707,127	—	—	1,045	—	199,630	—	—	3,907,802
Totals	$64,816,724	$11,776,597	$(3,063,904)	$177,814	$1,344	$(2,014,921)	$4,202,265	$(10,028,199)	$65,867,720

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at June 30, 2014:

	Ending Balance at 6/30/14	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities - Assets
U.S. Government Agency Securities	$11,911,376	Benchmark Pricing	Security Price Reset	$105.80 - $106.82
Corporate Bonds & Notes	40,576,729	Benchmark Pricing	Security Price Reset	$78.22 - $100.16
	13,340,320	Third-Party Pricing Vendor	Single Broker Quote	$103.79 - $109.99
	39,295	Analytical Model	Estimated Recovery Value	$1.00

† Reduction of cost due to corporate action.

* Other financial instruments are derivatives, such as swap agreements and forward foreign currency contracts, which are valued at the unrealized appreciation (depreciation) of the instrument.

** Transferred out of Level 2 into Level 3 because an evaluated price with observable inputs from a third-party pricing vendor was not available.

*** Transferred out of Level 3 into Level 2 because an evaluated price with observable inputs from a third-party pricing vendor became available.

The net change in unrealized appreciation/depreciation of Level 3 investments held at June 30, 2014 was $(3,664,861).

Glossary:

AGM - insured by Assured Guaranty Municipal Corp.

£ - British Pound

CIFG - insured by CDC IXIS Financial Guaranty Services, Inc.

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CP - Certificates of Participation

€ - Euro

FGIC - insured by Financial Guaranty Insurance Co.

FRN - Floating Rate Note

GO - General Obligation Bond

IO - Interest Only

LIBOR - London Inter-Bank Offered Rate

MXN - Mexican Peso

NPFGC - insured by National Public Finance Guarantee Corp.

OTC - Over-the-Counter

Item 2. Controls and Procedures

(a) The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: PIMCO High Income Fund

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 22, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 22, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Julian Sluyters
Julian Sluyters, President & Chief Executive Officer

Date: August 22, 2014

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: August 22, 2014